SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2022

(Exact name of registrant as specified in its charter)
UNION BANKSHARES, INC.

(State or other jurisdiction		(Commission	(IRS Employer
of incorporation)		File Number)	Identification Number)
VT		001-15985	03-0283552

(Address of principal executive offices)			(Zip Code)
20 Lower Main St., P.O. Box 667			05661-0667
Morrisville	,	VT

Registrant's telephone number, including area code: (802) 888-6600

(Former name or former address, if changed since last report)
Not applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
At the Union Bankshares, Inc. annual meeting of shareholders held on May 18, 2022, Director John M. Goodrich and Director John H. Steel retired from their positions as directors of Union Bankshares, Inc. and Union Bank as they had reached the mandatory retirement age.

Item 5.07: Submission of Matters to a Vote of Security Holders
The Company held its annual meeting of shareholders on May 18, 2022. Of 4,495,670 shares outstanding on the record date of the meeting (March 25, 2022) and entitled to vote, 3,650,832 shares were represented in person or by proxy. The following four matters were voted on by the shareholders and approved at the meeting:
1.To fix the number of directors at eight for the ensuing year and to elect the following individuals as directors to serve a one year term:

Nominees	Votes For	Votes Withheld	Broker Non-votes
Joel S. Bourassa	2,771,981	67,512	811,339
Dawn D. Bugbee	2,796,089	43,404	811,339
Nancy C. Putnam	2,804,382	35,111	811,339
Gregory D. Sargent	2,792,514	46,979	811,339
Timothy W. Sargent	2,785,656	53,837	811,339
David S. Silverman	2,809,247	30,246	811,339
Janet P. Spitler	2,798,759	40,734	811,339
Cornelius J. Van Dyke	2,765,379	74,114	811,339

2.Advisory (Nonbinding) vote to approve the compensation paid to the Company's named executive officers. The number of votes in favor was sufficient to approve the compensation paid.

Votes For	Votes Against	Abstained	Broker Non-votes
2,768,649	56,434	14,410	811,339

3.To amend Section 5.1 of the 2014 Equity Incentive Plan to approve an additional 100,000 shares of Union Bankshares, Inc. common stock to be reserved for equity compensation grants under the Plan. The number of votes in favor was sufficient to amend Section 5.1 of the 2014 Equity Incentive Plan.

Votes For	Votes Against	Abstained	Broker Non-votes
2,727,728	89,886	21,879	811,339

4.To ratify the appointment of the firm of Berry Dunn McNeil & Parker, LLC as the Company’s external auditors for 2022. The number of votes in favor was sufficient to ratify the appointment.

Votes For	Votes Against	Abstained
3,618,770	21,073	10,989

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Bankshares, Inc.

May 19, 2022	/s/ David S. Silverman
David S. Silverman
President and Chief Executive Officer

May 19, 2022	/s/ Karyn J. Hale
Karyn J. Hale
Chief Financial Officer

EXHIBIT INDEX

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